AMENDMENT NO. 2


This Amendment No. 2 dated as of September 18, 2000 ("Agreement") is among Global Industries, Ltd., a
Louisiana corporation ("Company"), and Global
Offshore Mexico, S. de. R.L. de C.V. ("Mexican Borrower"; which, with the Company, are referred to as the "Borrowers"); the Lenders (as defined below) executing this Agreement; and Bank One, NA, as administrative agent for the Lenders("Administrative Agent").



                     INTRODUCTION


        A.    The Borrowers, the Lenders, and the Administrative
Agent are parties to the Credit Agreement dated as of December 30, 1999, as amended by Amendment No. 1 dated as of January 26, 2000 (as so amended, the "Credit
Agreement").

        B.    The Borrowers, the Lenders, and the Administrative
Agent desire to amend the Credit Agreement in certain respects as set forth herein.

        THEREFORE, the Borrowers, the Lenders, and the Administrative Agent hereby agree as follows:

        Section 1. Definitions; References. Unless otherwise defined in this Agreement, terms used in this Agreement which are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement.

        Section 2. Amendments. The Credit Agreement is amended as follows:

        (a) In Section 1.01, the definition of "Applicable Margin" is amended in its entirety to read as follows:


               "Applicable Margin" means, at any time with respect to each Type and Class of Advance, each category of Letter of Credit, and the Revolving Commitment fee, the percentage rate per annum as set forth below for the Level in effect at such time:


                      Revolving Advances, Term Advances,
                Revolving Commitments, and Letters of Credit



                 LEVEL I   LEVEL II   LEVEL III   LEVEL IV   LEVEL V   LEVEL VI
                 -------   --------   ---------   --------   -------   --------
  Eurodollar
 Advances and     3.00%      2.75%      2.50%       2.25%     2.00%      1.75%
  Letters of
Credit that are
  Financial
 Letters of
  Credit or
 commercial
  Letters of
   Credit


Base Rate         1.75%      1.50%      1.25%       1.00%     0.75%      0.50%
Advances

  Revolving       0.625%     0.625%     0.50%       0.50%     0.50%      0.375%
Commitment Fee

 Letters of       2.25%      2.00%      1.75%       1.50%     1.25%      1.00%
Credit that are
 Performance
 Letters of
   Credit



        (b) In Section 1.01, the table in the definition of "Level" is amended to read as follows:


                 Level                   Leverage Ratio
              -----------              ------------------
               Level I                      > 4.00
               Level II                > 3.50 and < 4.00
                                                  -
               Level III               > 3.00 and < 3.50
                                                  -
               Level IV                > 2.50 and < 3.00
                                                  -
               Level V                 > 2.00 and < 2.50
                                                  -
               Level VI                     < 2.00
                                            -

        (c) In Section 6.10, the covenant levels are amended in their entirety to read as follows:

                 Period                           Ratio
              -----------                     --------------

Closing Date through June 30,2000              4.50 to 1.00
July 1, 2000 through September 30, 2000        5.50 to 1.00
October 1, 2000 through December 31, 2000      5.00 to 1.00
January 1, 2001 through March 31, 2001         4.50 to 1.00
April 1, 2001 through June 30, 2001            3.25 to 1.00
July 1, 2001 and thereafter                    2.75 to 1.00


        (d) In Section 6.12, the covenant levels are amended in their entirety to read as follows:

                 Period                           Ratio
              -----------                     --------------
Closing Date through June 30, 2000             1.15 to 1.00
July 1, 2000 through September 30, 2000        0.75 to 1.00
October 1, 2000 through December 31, 2000      0.80 to 1.00
January 1, 2001 through March 31, 2001         0.85 to 1.00
April 1, 2001 through June 30, 2001            1.10 to 1.00
July 1, 2001 and thereafter                    1.25 to 1.00


        (e)     Exhibit B (Compliance Certificate) to the Credit
Agreement is amended to reflect the new covenant levels in Sections 6.10 and 6.12.

        Section 3. Representations and Warranties. The Borrowers represent and warrant to the Administrative Agent and the Lenders that:

        (a) the representations and warranties set forth in the Credit Agreement true and correct in all material respects as of the date of this Agreement, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty was true and correct in all material respects as of such earlier date;

        (b) (i) the execution, delivery, and performance of this Agreement have been duly authorized by appropriate proceedings, and (ii) this Agreement constitutes a legal, valid, and binding obligation of the Borrowers, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; and

        (c) as of the effectiveness of this Agreement, no Default or Event of Default has occurred and is continuing.

        Section 4. Effectiveness. This Agreement shall become effective and the Credit Agreement shall be amended as provided in this Agreement upon the occurrence of the following conditions precedent:

        (a)     the Borrowers, the Guarantors, the Administrative
Agent, and the Required Lenders shall have delivered duly and validly executed originals of this Agreement to the Administrative Agent; and

        (b) the representations and warranties in this Agreement shall be true and correct in all material respects.

         Section 5.      Effect on Loan Documents.

        (a) Except as amended herein, the Credit Agreement and the Credit Documents remain in full force and effect as originally executed and amended heretofore. Nothing herein shall act as a waiver of any of the Administrative Agent's or Lenders' rights under the Credit Documents, as amended, including the waiver of any Event of Default or Default, however denominated.

        (b) This Agreement is a Credit Document for the purposes of the provisions of the other Credit Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement may be an Event of Default or Default under other Credit Documents.

        Section 6. Choice of Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York.

        Section 7. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original.




EXECUTED as of the date first above written.

                                      GLOBAL INDUSTRIES, LTD.

                                      By:
                                         ------------------------------
                                      Name:
                                           ----------------------------
                                      Title:
                                            ---------------------------


                                      GLOBAL OFFSHORE MEXICO, S. DE.R.L.
                                        DE C.V.

                                      By:
                                         ------------------------------
                                      Name:
                                           ----------------------------
                                      Title:
                                            ---------------------------


                                      BANK ONE, NA, individually and as
                                        Administrative Agent

                                      By:
                                         ------------------------------
                                      Name:
                                           ----------------------------
                                      Title:
                                            ---------------------------


                                      BANK ONE, LOUISIANA, NATIONAL
                                        ASSOCIATION, as Issuing Bank

                                      By:
                                         ------------------------------
                                      Name:
                                           ----------------------------
                                      Title:
                                            ---------------------------


                                      CREDIT LYONNAIS NEW YORK BRANCH

                                      By:
                                         ------------------------------
                                      Name:
                                           ----------------------------
                                      Title:
                                            ---------------------------


                                      WELLS FARGO BANK (TEXAS), N.A.

                                      By:
                                         ------------------------------
                                      Name:
                                           ----------------------------
                                      Title:
                                            ---------------------------


                                      WHITNEY NATIONAL BANK

                                      By:
                                         ------------------------------
                                      Name:
                                           ----------------------------
                                      Title:
                                            --------------------------


                                      CREDIT SUISSE FIRST BOSTON

                                      By:
                                         ------------------------------
                                      Name:
                                           ----------------------------
                                      Title:
                                            ---------------------------


                                      HIBERNIA NATIONAL BANK

                                      By:
                                         ------------------------------
                                      Name:
                                           ----------------------------
                                      Title:
                                            ---------------------------


                                      NATEXIS BANQUE BFCE

                                      By:
                                         ------------------------------
                                      Name:
                                           ----------------------------
                                      Title:
                                            ---------------------------


                                      By:
                                         ------------------------------
                                      Name:
                                           ----------------------------
                                      Title:
                                            ---------------------------


                                      THE FUJI BANK, LIMITED

                                      By:
                                         ------------------------------
                                      Name:
                                           ----------------------------
                                      Title:
                                            ---------------------------


                                      MASSACHUSETTS MUTUAL LIFE INSURANCE
                                        COMPANY

                                      By:
                                         ------------------------------
                                      Name:
                                           ----------------------------
                                      Title:
                                            ---------------------------


                                      TRANSAMERICA EQUIPMENT FINANCIAL
                                        SERVICES CORPORATION.

                                      By:
                                         ------------------------------
                                      Name:
                                           ----------------------------
                                      Title:
                                            ---------------------------


                 ACKNOWLEDGEMENT AND CONSENT BY GUARANTORS

     Each of the undersigned Guarantors (I) acknowledges its receipt of a copy of and hereby consents to all of the terms and conditions of the foregoing Amendment No. 2 and (ii) reaffirms its obligations under the Guaranties dated as of December 30, 1999 or December 31, 1999, as applicable, in favor of Bank One, NA, as Administrative Agent.


                                      GIL HOLDINGS, L.L.C.
                                      GLOBAL INDUSTRIES OFFSHORE, L.L.C.
                                      GLOBAL PIPELINES PLUS, L.L.C.
                                      GLOBAL MOVIBLE OFFSHORE PIPELINES, L.L.C.
                                      NORMAN OFFSHORE PIPELINES, INC.
                                      GLOBAL DIVERS AND CONTRACTORS, L.L.C.
                                      SUBTEC MIDDLE EAST LTD.

                                      By:
                                         ------------------------------
                                      Name:
                                           ----------------------------
                                      Title:
                                            ---------------------------


                                      GLOBAL INDUSTRIES MEXICO HOLDINGS,
                                        S.DE R.L. DE C.V.
                                      GLOBAL VESSELS MEXICO, S. DE R.L.
                                        DE C.V.
                                      GLOBAL INDUSTRIES OFFSHORE
                                        SERVICES, S.DE R.L. DE C.V.
                                      GLOBAL INDUSTRIES SERVICES, S.DE
                                        R.L. DE C.V.

                                      By:
                                         ------------------------------
                                      Name:
                                           ----------------------------
                                      Title:
                                            ---------------------------

                                      By:
                                         ------------------------------
                                      Name:
                                           ----------------------------
                                      Title:
                                            ---------------------------

                                      By:
                                         ------------------------------
                                      Name:
                                           ----------------------------
                                      Title:
                                            ---------------------------


                                      GLOBAL INTERNATIONAL VESSELS, LTD.

                                      By:
                                         ------------------------------
                                      Name:
                                           ----------------------------
                                      Title:
                                            ---------------------------